 Exhibit 99.1

SMART SERVER, INC. ANNOUNCES TICKER SYMBOL CHANGE TO SUYT

CHARLOTTE, NORTH CAROLINA, July 22, 2016 – Smart Server, Inc. (OTCQB:SUYT) today announced the change of its OTCQB trading symbol from SVTZ to SUYT. The change will be effective at the opening of trading on Monday, July 25, 2016, at which time all information, including stock trading and market data related to Smart Server, Inc., will be reported under the new ticker symbol, “SUYT.” The CUSIP for the Company’s common stock will remain unchanged.